UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2007

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-16133             06-1245881
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


        1100 Summer Street, Stamford, Connecticut                06905
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

     (a) Not applicable.

     (b) On January 26, 2007, M. S. Koly resigned as Chairman of the Board and as a director of Delcath Systems, Inc (the "Company"). His resignation was described in the press release of the Company dated January 26, 2007 which is filed as Exhibit 99 hereto and is incorporated herein by reference.

     (c) Not applicable.

     (d) Not applicable.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

         Exhibit                            Description

           99           Press Release dated January 26, 2007 of Delcath Systems,
                        Inc.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DELCATH SYSTEMS, INC.



                                        By:    /s/ RICHARD TANEY
                                           ------------------------------
                                               Richard Taney
                                               Interim Chief Executive Officer


Date: January 29, 2007


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                                 EXHIBIT INDEX

         Exhibit                            Description

           99           Press Release dated January 26, 2007 of Delcath Systems,
                        Inc.